July 3, 2012

VIA EDGAR

Securities and Exchange Commission
100 F Street, NE
Washington, DC  20549

Re:           JNLNY Separate Account I (Perspective II)
File Nos. 333-70384 and 811-08401

Dear Commissioners:

Pursuant to Rule 497(j) under the Securities Act of 1933 and for the above registrant and offering of securities, we certify that the form of the prospectus supplement that would have been filed under paragraph (c) does not differ from that contained in the most recent post-effective amendment; and that the text of the most recent post-effective amendment was filed electronically.  This filing is for the second of two prospectus supplements for this offering of securities.

If you have any questions, please call me at 517-367-3872.

Very truly yours,

/s/ FRANK J. JULIAN

Frank J. Julian
Associate General Counsel